UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2015 (May 19, 2015)

AAC HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-36643	35-2496142
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

115 East Park Drive, Second Floor Brentwood, Tennessee	37027
(Address of Principal Executive Offices)	(Zip Code)

(615) 732-1231

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

AAC Holdings, Inc. Employee Stock Purchase Plan

The Board of Directors of AAC Holdings, Inc. (the “Company”) previously approved, subject to stockholder approval, the AAC Holdings, Inc. Employee Stock Purchase Plan (the “ESPP”), which enables ESPP participants to purchase shares of the Company’s common stock during certain offering periods pursuant to the terms thereof. According to the results from the Company’s 2015 Annual Meeting of Stockholders (the “Annual Meeting”) held on May 19, 2015 in Nashville, Tennessee (as noted in Item 5.07 below), the Company’s stockholders approved the ESPP. A detailed summary of the material terms of the ESPP appears on pages 25 – 27 of the Company’s Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on April 15, 2015 (the “Proxy Statement”), and is incorporated herein by reference. That summary and the foregoing description of the ESPP do not purport to be complete and are qualified in their entirety by reference to the full text of the ESPP, a copy of which is incorporated by reference into Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, a total of 18,676,464 shares of the Company’s common stock, out of a total of 21,780,874 shares of common stock outstanding and entitled to vote as of the record date for the Annual Meeting, were present in person or represented by proxies. The following proposals were voted on and approved by the Company’s stockholders at the Annual Meeting:

1. The stockholders elected Jerry D. Bostelman, Lucius E. Burch, III, Michael T. Cartwright, Darrell S. Freeman, Sr., David C. Kloeppel, Jerrod N. Menz and Richard E. Ragsdale to serve as directors to hold office until the annual meeting of stockholders to be held in 2016 and until their successors are duly elected and qualified.

Nominee	For	Withheld	Broker Non-Votes
Jerry D. Bostelman	17,756,325	140,964	779,175
Lucius E. Burch, III	17,865,371	31,918	779,175
Michael T. Cartwright	17,563,767	333,522	779,175
Darrell S. Freeman, Sr.	17,826,584	70,705	779,175
David C. Kloeppel	17,865,619	31,670	779,175
Jerrod N. Menz	17,741,903	155,386	779,175
Richard E. Ragsdale	17,865,371	31,918	779,175

2. The stockholders approved the AAC Holdings, Inc. Employee Stock Purchase Plan.

For	Against	Abstentions	Broker Non-Votes
17,872,357	1,702	23,230	779,175

3. The stockholders ratified the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015.

For	Against	Abstentions
18,650,600	2,688	23,176

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

10.1	AAC Holdings, Inc. Employee Stock Purchase Plan (previously filed as Exhibit 4.4 to the Company’s Registration Statement on Form S-8 (Registration No. 333-201218), filed on December 23, 2014 and incorporated herein by reference)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AAC HOLDINGS, INC.

By:	/s/ Michael T. Cartwright
Michael T. Cartwright
Chief Executive Officer and Chairman

Date: June 1, 2015

EXHIBIT INDEX

No.	Exhibit

10.1	AAC Holdings, Inc. Employee Stock Purchase Plan (previously filed as Exhibit 4.4 to the Company’s Registration Statement on Form S-8 (Registration No. 333-201218), filed on December 23, 2014 and incorporated herein by reference)